Capital Group International Focus Equity ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 97.86% Information technology 18.11%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	5,437,000	$347,532
Samsung Electronics Co., Ltd.	1,112,691	167,464
SK hynix, Inc.	207,743	153,226
Tokyo Electron, Ltd.	447,400	126,085
ASML Holding NV	72,306	105,378
ARM Holdings PLC (ADR) (a)	204,327	26,041
Nebius Group NV, Class A (a)(b)	279,747	25,510
		951,236
Financials 17.02%
Standard Chartered PLC	7,656,809	189,039
3i Group PLC	2,041,516	91,397
Mizuho Financial Group, Inc.	1,940,100	88,840
Banco Bilbao Vizcaya Argentaria SA	3,552,246	82,897
KB Financial Group, Inc.	743,689	82,201
Nu Holdings, Ltd., Class A (a)	5,230,402	78,351
Banco Santander SA	5,844,254	74,511
AIA Group, Ltd.	4,898,600	54,350
ING Groep NV	1,779,838	51,798
Banco BPM SpA	2,816,935	41,723
Tokio Marine Holdings, Inc.	867,800	36,270
Bank Central Asia Tbk PT	53,507,400	22,900
		894,277
Industrials 15.49%
Airbus SE, non-registered shares	729,577	158,827
Rolls-Royce Holdings PLC	6,086,860	109,387
Techtronic Industries Co., Ltd.	4,809,000	78,435
MTU Aero Engines AG	136,849	59,085
Localiza Rent a Car SA, ordinary nominative shares	5,738,708	56,822
Melrose Industries PLC	6,742,463	51,411
Siemens AG	172,857	50,531
Diploma PLC	627,511	47,992
Recruit Holdings Co., Ltd.	874,800	38,462
IHI Corp.	1,201,200	33,098
Schneider Electric SE	98,815	32,307
Volvo AB, Class B	780,810	30,428
Hitachi, Ltd.	854,600	28,599
Safran SA	58,414	23,467
WEG SA	1,550,741	15,034
		813,885
Materials 11.65%
First Quantum Minerals, Ltd. (a)	6,678,778	199,964
Ivanhoe Mines, Ltd., Class A (a)	8,997,278	102,898
Grupo Mexico, SAB de CV, Series B	7,917,958	100,701
Capital Group International Focus Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Materials (continued)	Shares	Value (000)
Anglo American PLC	1,836,862	$91,616
Shin-Etsu Chemical Co., Ltd.	1,082,200	42,743
Nitto Denko Corp.	1,702,700	39,655
Nippon Steel Corp.	8,485,600	34,559
		612,136
Communication services 8.55%
SoftBank Group Corp.	7,182,200	188,058
Tencent Holdings, Ltd.	1,305,700	86,452
Bharti Airtel, Ltd.	3,532,098	72,963
Deutsche Telekom AG	1,093,707	44,055
Singapore Telecommunications, Ltd.	9,820,900	39,131
Nintendo Co., Ltd.	323,400	18,628
		449,287
Energy 7.60%
Canadian Natural Resources, Ltd. (CAD denominated)	4,240,692	185,508
Reliance Industries, Ltd.	7,901,324	121,061
Cenovus Energy, Inc.	4,167,905	92,858
		399,427
Consumer discretionary 5.71%
Moncler SpA	762,521	52,654
Compagnie Financiere Richemont SA, Class A	246,542	50,424
MercadoLibre, Inc. (a)	27,337	48,047
Maruti Suzuki India, Ltd.	261,966	42,781
Kering SA	111,356	37,618
Hyundai Motor Co.	59,558	27,906
Sea, Ltd., Class A (ADR) (a)	222,761	24,158
Ferrari NV	42,185	16,021
		299,609
Health care 5.45%
Novo Nordisk A/S, Class B	3,273,329	123,146
Daiichi Sankyo Co., Ltd.	2,638,500	51,768
AstraZeneca PLC	201,009	42,102
Eurofins Scientific SE, non-registered shares	379,200	30,540
Zealand Pharma AS (a)	335,491	19,301
Sanofi	197,764	19,208
		286,065
Consumer staples 5.21%
British American Tobacco PLC (ADR)	1,945,039	121,857
Danone SA	543,821	46,677
L’Oreal SA, non-registered shares	83,861	39,378
JBS NV (BDR) (a)	2,077,368	34,732
Ajinomoto Co., Inc.	981,100	31,211
		273,855
Capital Group International Focus Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Utilities 3.07%	Shares	Value (000)
Engie SA	2,383,705	$81,484
Gulf Development PCL (a)	25,303,767	50,469
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP, ordinary nominative shares	972,364	29,189
		161,142
Total common stocks (cost: $3,743,470,000)		5,140,919
Short-term securities 1.61% Money market investments 1.32%
Capital Group Central Cash Fund 3.65% (c)(d)	694,773	69,477
Money market investments purchased with collateral from securities on loan 0.29%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.59% (c)(e)	15,241,305	15,241
Total short-term securities (cost: $84,715,000)		84,718
Total investment securities 99.47% (cost: $3,828,185,000)		5,225,637
Other assets less liabilities 0.53%		28,011
Net assets 100.00%		$5,253,648
Investments in affiliates (d)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 1.32%
Money market investments 1.32%
Capital Group Central Cash Fund 3.65% (c)	$140,081	$1,101,849	$1,172,472	$26	$(7)	$69,477	$2,827

(a)	Non-income producing.
(b)	All or a portion of this security was on loan.
(c)	Rate represents the seven-day yield at 2/28/2026.
(d)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Security purchased with cash collateral from securities on loan.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Capital Group International Focus Equity ETF — Page 3 of 5

unaudited
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2026, all of the fund’s investments were classified as Level 1.
Capital Group International Focus Equity ETF — Page 4 of 5

unaudited
Key to abbreviation(s)
ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-303-0426
Capital Group International Focus Equity ETF — Page 5 of 5